Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Masters' Select Funds, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Masters' Select Funds for the period ended June 30, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, that the and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Masters' Select Funds for the stated period.


/s/ Kenneth E. Gregory                        /s/ John Coughlan
---------------------------------             ---------------------------------
Kenneth E. Gregory                            John Coughlan
President, Masters' Select Funds              Treasurer, Masters' Select Funds

Dated: August 18, 2003
       ---------------

A signed original of this written statement required by Section 906 has been provided to Masters' Select Funds and will be retained by Masters' Select Funds and furnished to the SEC or its staff upon request. This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Masters' Select Funds for purposes of the Securities Exchange Act of 1934.